                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:  (DATE OF EARLIEST EVENT REPORTED) OCTOBER 1, 2001



                            PANHANDLE ROYALTY COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       OKLAHOMA                       0-9116                  73-1055775
-------------------------      -------------------       ---------------------
(State of Incorporation)        (Commission File)          (I.R.S. Employer
                                      Number              Identification No.)

GRAND CENTRE SUITE 210, 5400 NORTH GRAND BLVD., OKLAHOMA CITY, OK  73112
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number including area code:     (405) 948-1560
                                                  ------------------------------

                            Panhandle Royalty Company
                                    FORM 8-K
                                 OCTOBER 16,2001


ITEM 1.  NONE

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On October 1, 2001 Panhandle Royalty Company acquired privately held Wood Oil Company ("Wood") of Tulsa, Oklahoma. The acquisition was made pursuant to an Agreement and Plan of Merger among Panhandle Royalty Company, PHC, Inc., and Wood Oil Company, dated August 9, 2001. Wood merged with Panhandle's wholly owned subsidiary PHC, Inc., on October 1, 2001, with Wood being the surviving Company. Prior to the acquisition, Wood was a privately held company engaged in oil and gas exploration and production and fee mineral ownership and owned interests in certain oil and gas and real estate partnerships and an office building in Tulsa. Wood will continue to operate as a subsidiary of Panhandle and will be moved to Oklahoma City in early 2002. Wood and its shareholders were unrelated parties to Panhandle.

                  Wood's assets, in addition to those mentioned above, included approximately 71,000 net acres of fee minerals and 14,923 net leasehold acres located primarily in Oklahoma, Texas and 17 additional states. Wood owns non-operating, royalty and working interests in approximately 2,000 producing wells with estimated net proven reserves of 11.03 billion cubic feet of natural gas equivalents. Daily production is approximately 4,700 mcf and 166 barrels of oil.

                  The adjusted purchase price was $22,603,886, which included working capital assumed of $4,195,794. Funding for the acquisition was obtained from BancFirst of Oklahoma City, Oklahoma in the form of a $20,000,000 five year term loan. $3,000,000 of Wood's cash was used to reduce Panhandle's debt on the date of closing.

                  The acquisition will be accounted for as a purchase, accordingly, Wood's financial results will be consolidated with Panhandle's beginning October 1, 2001.

ITEM 3.  NONE

ITEM 4.  NONE

ITEM 5.  NONE

ITEM 6.  NONE

                                      (1)

                            Panhandle Royalty Company
                                    FORM 8-K
                                 OCTOBER 16,2001


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.

                  As of October 15, 2001, audited historical financial statements of Wood were not available. The Company will file the required audited financial statements on FORM 8-K/A as soon as practicable upon completion of the audit of Wood, but not later than 60 days from October 16, 2001.

         (b)      Pro Forma Financial Information.

                  The preparation of the required pro forma information pursuant to Article 11 of Regulation S-X is dependant on the preparation of the audited historical financial statements described under Item 7(a) above. The Company will file the required pro forma financial information on FORM 8-K/A as soon as practicable upon completion of the audit of such financial statements, but not later than 60 days from October 16, 2001.

         (c)      Exhibits

                  10.1 Agreement and Plan of Merger Among Panhandle Royalty Company, PRC, Inc. and Wood Oil Company Dated August 9, 2001.

                  10.2 Name Correction Agreement Among Panhandle Royalty Company, PHC, Inc. and Wood Oil Company.

                  10.3 Amended and Restated Loan Agreement By and Among Panhandle Royalty Company, Wood Oil Company and BancFirst, Dated October 1, 2001.

ITEM 8.  NONE


                                      (2)

                            Panhandle Royalty Company
                                    FORM 8-K
                                 OCTOBER 16,2001




                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          PANHANDLE ROYALTY COMPANY



October 16, 2001                               /s/  H W Peace II
---------------------                     --------------------------------------
DATE                                      H W PEACE II, PRESIDENT
                                          AND CHIEF EXECUTIVE OFFICER


October 16, 2001                               /s/  Michael C. Coffman
---------------------                     --------------------------------------
DATE                                      MICHAEL C. COFFMAN,
                                          VICE PRESIDENT,
                                          CHIEF FINANCIAL OFFICER AND
                                          SECRETARY AND TREASURER


                                      (3)

EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
10.1     Agreement and Plan of Merger Among Panhandle Royalty Company, PRC, Inc.
         and Wood Oil Company Dated August 9, 2001.

10.2     Name Correction Agreement Among Panhandle Royalty Company, PHC, Inc.
         and Wood Oil Company.

10.3     Amended and Restated Loan Agreement By and Among Panhandle Royalty
         Company, Wood Oil Company and BancFirst, Dated October 1, 2001.